Exhibit 99.1

Developing CD19 - Redirected ARTEMIS ® T - Cell Therapy for Cancers and Autoimmune Diseases April 10, 2024

Disclaimer

Limitations

Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Estrella Immunopharma, Inc. ("we," "us," "our" or the "Company") is prohibited. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain; and (ii) to use this Presentation for the sole purpose of evaluating the Company. Only those particular representations and warranties that may be made by the Company in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein the Company makes no representation or warranty with respect to the accuracy of such information.

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Forward-Looking Statements

In addition, this presentation may contain certain 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the Company and its management team's expectations, hopes, beliefs, intentions, or strategies regarding the future. Moreover, any statements referring to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words 'anticipate,' 'believe,' 'continue,' 'could,' 'estimate,' 'expect,' 'intend,' 'may,' 'might,' 'plan,' 'possible,' 'potential,' 'predict,' 'project,' 'should,' 'would,' and similar expressions may identify forward-looking statements, but the absence of these words does not mean a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about the Company's ability to develop its product candidates, expectations around the efficacy and risk profile of its cell therapy products, the benefits of the collaboration between the Company and Imugene, performance expectations of its cell therapy products, the profile and potential application of CD19 Targeting ARTEMIS® T-Cell Therapy to autoimmune diseases, expectations regarding the potential market size and the patient populations for our product candidates, and the initiation, timing, progress, and results of future preclinical studies, clinical trials, and our research and development programs. These forward-looking statements involve risks, uncertainties (some of which are beyond the Company's control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks that the Company's preclinical or clinical programs do not advance or result in approved products on a timely or cost-effective basis, or at all; that many product candidates do not become approved drugs on a timely or cost-effective basis, or at all; and the risk that the Company does not obtain sufficient financing, or financing on favorable terms, in connection with funding its planned clinical trial of EB103 and its other preclinical or clinical programs. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company's actual results to differ from those contained in the forward-looking statements, see the section titled 'Risk Factors' in the Company's Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on December 18, 2023, as well as discussions of potential risks, uncertainties, and other important factors in the Company's subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Therefore, you should not rely on these forward-looking statements as representing the Company's views as of any date subsequent to the date of this presentation. Except as required by law, the Company is not undertaking any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Executive Summary: Background and Opportunity

ESTRELLA

Recent success treating blood cancers with T-cell immunotherapy

- Juno Therapeutics (Juno) and Kite Pharma (Kite) were leaders in developing T-cell immunotherapy targeting CD19
- FDA approved T-cell immunotherapy targeting CD19 for blood cancer in 2017
- Average price of treatment is around $400,000 per patient
- Juno and Kite acquired by Bristol-Myers Squibb(Nasdaq: BMY) and Gilead Science (Nasdaq: GILD) for $9 billion and $11.9 billion in 2018 and 2017, respectively

Opportunity remains for 2nd generation CD19-targeted T-cell therapies with less toxicity, and autoimmune disease market is wide-open

- Current CD19 T-cell therapy has severe side effects including ***Cytokine release syndrome (CRS) and neurotoxicity***
- ***Autoimmune disease,*** which affects as many as 50 million people in the U.S., have NOT been successfully treated by T-cell immunotherapy



1
2
3
Healthy Cell
Tumor Cell
Vaccinia
CD19 Target
ART T-cell
Dead Cell

ARTEMIS® vs. CAR-T*

Superior efficacy
Enhanced tumor infiltration
Less T-cell exhaustion
Reduced cytokine release syndrome (CRS) and cytokine released toxicities

ESTRELLA

- ***Estrella's EB103***, which utilizes **ARTEMIS®** T-cell engineering technology, has been validated preclinically and clinically with favorable safety profile and promising efficacy signals.
- The ***"Mark and Kill"*** approach by combining specially designed oncolytic viruses that label solid tumor cells with CF33-CD19t ("Mark") and EB103 ("Kill") is a potential breakthrough for treating solid tumors with T-cell therapy.

* According to head-to-head comparison studies conducted by independent 3rd parties

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Estrella Immunopharma

ESTRELLA

A clinical-stage biopharmaceutical company developing T-cell therapies with the potential to more effectively treat patients with cancers and autoimmune diseases.

Our Mission

Harness the evolutionary power of the human immune system to transform the lives of patients fighting cancer.

Our Products

- Lead product candidate, EB103, the next-generation ***CD19-targeted ARTEMIS® T-cell therapies*** with superior efficacy, enhanced tumor infiltration, and less T-cell exhaustion.
- EB104, a ***CD19/22 Dual-Targeting ARTEMIS® T-cell therapies*** with more efficacy, reducing relapse due to CD19 antigen loss.

ARTEMIS®

Our Partnership

In partnership with Imugene, we combine our ***ARTEMIS® technology*** with oncolytic virus "CF33-CD19t" to treat solid tumors in a ***"Mark and Kill"*** strategy.

IMUGENE
Developing Cancer Immunotherapies

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Estrella's Scientific Advisory Board Includes World-Class Thought Leaders

ESTRELLA

Gianpietro Dotti, MD



- Research Professor of microbiology and immunology at University of North Carolina
- Director of the Lineberger Comprehensive Cancer Center Immunotherapy Program at University of North Carolina at Chapel Hill

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

David Scheinberg, MD, PhD



- Physician, scientist, drug developer, entrepreneur, and pioneer of targeted alpha particle therapies
- Memorial Sloan Kettering Cancer Center, Former Chairman of Leukemia Service

Memorial Sloan Kettering Cancer Center

Michael Kavanaugh, MD



- Associate Clinical Professor of Medicine at University of California, San Francisco
- Former CSO and Head of Research and Non-Clinical Development of CytomX
- Former Senior VP and CSO of Five Prime Therapeutics
- Former VP of Novartis Vaccines & Diagnostics, and ED of Oncology Biologics in Novartis Institutes of Biomedical Research

CYTOMX

Stephan Grupp, MD, PhD



- Chief of the Cell Therapy and Transplant Section in the Division of Oncology and Director of Cancer Immunotherapy Program at Children's Hospital of Philadelphia
- Principal Investigator for CD19 CAR-T Kymriah by Novartis

Children's Hospital of Philadelphia

Randy Schekman, PhD



- Cell Biologist at UC Berkeley
- Former editor-in-chief of *The Proceedings of the National Academy of Sciences* and the *Annual Review of Cell and Developmental Biology*
- 2013 Nobel Prize in Physiology or Medicine

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Estrella Immunopharma Licensed Patents on CD19 - ARTEMIS ® 6 ARTEMIS ® Four issued patents in the US and 62 applications pending worldwide CD19 Issued patents in the US and have 23 applications worldwide

Estrella Pipeline and Strategy 7 ▪ Our approach is to rapidly advance our lead product candidate EB103, CD19 - Redirected ARTEMIS ® T - Cell programs in relapsed/refractory and high - risk blood cancers first . ▪ We are also developing EB104 , CD19/22 Dual Targeting ARTEMIS ® T - Cell Therapy to treat patients with lower surface CD19 density or a greater prevalence of CD22. ▪ Meanwhile, in partnership with Imugene we are developing EB103+ CF33 - CD19t using the “Mark - and - Kill” approach to address various types of solid tumors . ▪ For indications beyond cancers, we are working on IND enabling studies of CD19 - Redirected ARTEMIS ® T - Cell Programs for the treatment of autoimmune diseases, starting with systemic lupus erythematosus (SLE). Partner Clinical Pre - Clinical Late - Discovery Early - Discovery Program Indications HEMATOLOGIC MALINGNANCIES EB103 (CD19) Diffuse large B cell lymphoma (DLBCL), Follicular Lymphoma (FL), and other types of B - cell Lymphoma EB104 (CD19/CD22) Diffuse large B cell lymphoma (DLBCL), Follicular Lymphoma (FL), and other types of B - cell Lymphoma SOLID TUMORS Combination: EB103 + CF33 - CD19t Multiple indications AUTOIMMUNE DISEASES EB201 Systemic Lupus Erythematosus (SLE)

Lead Product: EB103 (CD19 - Redirected ARTEMIS ® T - Cell Therapy) 8

EB103 T - Cells 9 EB103 CD19 - Redirected ARTEMIS ® T Cells EB103 Engineered to express ARTEMIS ® cell receptors (i.e., the AbTCR and co - stimulatory molecule) on cell surfaces. Once infused, EB103 T - cells(cell receptors) recognize and bind the CD19 - positive cancer cells. Cell receptors, AbTCR/CD3 complex - mediated signal transduction within the EB103 T - cell is initiated, leading to the activation of the EB103 T - cell. The second “enhancement” signal is generated when the co - stimulatory molecule expressed on the EB103 T - cells binds to its target, CD19. EB103 T - cells seek out CD19 - positive cancer cells, bind to and destroy them. The key units of our novel, proprietary CD 19 - Redirected ARTEMIS ® T Cells comprised of an antibody - T - cell - receptor (AbTCR) and a co - stimulatory molecule : The Antibody - T - Cell Receptor (AbTCR) serves as the core component featuring : • A target - binding domain derived from an antibody fragment antigen - binding (Fab) region • An effector domain derived from portions of a human gamma/delta (γδ) T - cell receptor (TCR) The Co - Stimulatory Molecule is an additional key component featuring: • A target - binding domain derived from a single - chain variable fragment (scFv) • A co - stimulatory domain derived from portions of a human co - stimulatory receptor Both the AbTCR and the co - stimulatory molecule bind to the CD19 antigen , a well - validated target commonly overexpressed on blood cancer cells. Key Unit – AbTCR and Co - stim CD19 - Redirected EB103 T Cell Cancer Cell AbTCR Co - stim CD19 CD19

Proprietary ARTEMIS ® Technology ARTEMIS ® ARTEMIS ® receptor is primarily localized in microvilli. (Collaboration: Alice Liang, Ph.D. Director of Microscopy Laboratory, NYU Langone Health NYU School of Medicine) Superiority to Conventional CAR - T ▪ ARTEMIS ® T - cell therapy is clinically validated in patients ▪ ARTEMIS ® vs. CAR - T * x Superior efficacy x Enhanced tumor infiltration x Less T cell exhaustion x Reduced Cytokine release syndrome (CRS) and cytokine related toxicities 10 * According to head - to - head comparison studies conducted by independent 3 rd parties

Better Safety and Potent Anti - tumor Efficacy 11 10 5 10 6 10 7 10 8 10 9 10 10 10 11 0 5 10 15 20 25 30 35 Days post implantation Total Flux (p/s) mean +/ - SEM Mock CAR ARTEMIS Dose **** IL - 2 IL - 10 IFN - TNF - 700 600 500 400 300 200 100 0 Serum Cytokines (pg/mL) Mock CAR ARTEMIS ** *** * ▪ Collaboration research between Eureka Therapeutics, Inc., Estrella’s parent company, and Dr . Grupp’s team showed CD19 ARTEMIS ® T - cell Therapy demonstrated better safety and anti - tumor efficacy. ▪ The research paper Xu et al. Cell Discovery (2018) 4:62 published in Nature in 2018. Stephan A. Grupp, MD, PhD ▪ Delivered CAR T - cell therapy to the first pediatric patient in the world (Emily Whitehead) ▪ Led the first multicenter global study of Kymriah®, which became the first CAR - T therapy to receive approval from the FDA • Potent anti - tumor activity • Better safety profile • Longer durability with less exhausted phenotype ARTEMIS ® vs. CAR - T cells

Snapshots of Estrella CD19 Therapy in Lymphoma Patients 12 ▪ Collaboration research with the First Affiliated Hospital of Xi’an Jiaotong University for exploratory, single - arm, open - label, non - randomized early investigator initiated study (“IIS”). 2021 826 Novel CD19 - Specific γ/δ TCR - T Cells in Relapsed or Refractory Diffuse Large B - Cell Lymphoma Oral presentation Monday, December 13, 2021: 5:15 PM

EB103 Clinical Studies

- **This IIS study (1) provides data that indicates that EB103 has anti-tumor activity and an attractive safety profile in patients with CD19-positive r/r B-cell lymphoma.**



a
BH05-P06
BH05-P07
BH05-P10
BH05-P13
BH05-P14
BH05-P15
BH05-P16
BH05-P17
BH05-P19
BH05-P20
BH05-P21
BH05-P22
0 50 100 150 200 250 500 750
Days after T-cell infusion
CR PR SD PD Ongoing
b
Number of Patients
83%
CR (n=6)
PR (n=4)
8%
8%
Objective Response
SD
PD

(a) Treatment response and duration of response after initial infusion of EB103 T-cells. Black arrows indicate ongoing remission and follow-up.

(b) Best response for the 12 patients. Best response was defined as the best response (i.e., CR > PR > SD > PD) the patient achieved at any time after receiving EB103. CR - complete response, PR - partial response, SD - stable disease, PD - progressive disease.



c
Baseline
Day 31
Baseline
Day 31
Baseline
Day 29
Day 61
BH05-P10
BH05-P19

(c) Representative radiographic images of two responders (BH05-P10 and BH05-P19) at baseline and the indicated time points after EB103. Red or yellow arrows mark the tumor lesions. Full body images are PET-CT scans. Cross-sectional images are PET scans (top rows) and CT scans (bottom rows). Scale bars: black, 20 cm; red, 6 cm.

(1) Reference: He et al. Journal of Cancer and Clinical Oncology 10 June 2022
A novel antibody-TCR(AbTCR) T-cell therapy is safe and effective against CD19-positive relapsed/refractory B-cell Lymphoma

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EB103 Clinical Studies 14 (1) This IIS was conducted at The First Affiliated Hospital of Xi’an Jiaotong University in China and was registered at www.clinicaltrials.gov as #NCT03642496 Reference: He et al. Journal of Cancer and Clinical Oncology 10 June 2022 A novel antibody - TCR(AbTCR) T - cell therapy is safe and effective against CD19 - positive relapsed/refractory B - cell Lymphoma ▪ This IIS study (1) provides data that indicates that EB103 has anti - tumor activity and an attractive safety profile in patients with CD19 - positive r/r B - cell lymphoma. » The study enrolled patients from November 2018 to January 2020 (1) 16 patients were enrolled, and 12 patients were treated. » Of the 12 patients treated, six patients (50%) achieved a complete response (“CR”), and four (33%) achieved a partial response (“PR”), with a best objective response rate of 83%. » CRs were durable, including two patients with ongoing CRs for 22.7 months and 23.2 months. EB103 was well - tolerated with an attractive safety profile. » No patients experienced severe (grade > 3) CRS, and only one patient experienced ICANS of any grade. Significant elevations of cytokine levels were not seen, even in patients with marked expansion of EB103 T - cells. ▪ Levels of cytokines and serum inflammatory markers after EB103 T - cell infusion (a) Cytokine levels (b) Serum c - reactive protein (CRP) and ferritin levels in patients during the first month of EB 103 . Horizontal lines denote median values . Patients’ best responses are denoted by color of the symbols : CR (red), PR (blue), SD (green), and PD (black) . Values less than the limit of detection were recorded as half the lower limit

CD - 19 Targeted CAR - T Therapies Market 15 Source: Datamonitor, June 2022 Currently approved CD - 19 targeted CAR - T therapies projected sales in lymphoma: $5+ billion (2031) $1,540 $5,301 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 CD19 CAR - T Product Sales Projection (2018 - 2031) $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $ in Millions

CD - 19 CAR - T Company Acquisitions 16 ▪ 1st Generation CD - 19 CAR - T Companies Valued at $9 - 12B at the Time of Acquisition FDA approved T - cell therapies are limited to hematologic malignancies $11.9 billion In 2017 by Gilead $9 billion in 2018 by Celgene ▪ Three FDA approved CAR - T therapies historical sales from 2017 to 2022, and projected sales in 2026 Treatment Price (WAC) Kymriah (Novartis) $373,000 - $475,000 Treatment Price (WAC) Yescarta (Gilead/Kite) $373,000 Treatment Price (WAC) Breyanzi (BMS/Juno) $410,300 Note: WAC, wholesale acquisition costs Source: Datamonitor, January 2022 202 6 E 2022 A 2021A 2020A 2019A 2018A 2017A Kymriah ($MM) (Novartis) $196 $ 230 $205 $159 $76 $6 USA $ 1,090 202 6 E $ 536 2022 A $ 587 2021A $474 2020A $278 2019A $76 2018A $6 2017A Worldwide Yescarta ($MM) (Gilead/Kite) $1,160 $ 406 $362 $373 $26 3 - - USA $1, 481 $794 $ 695 $563 $456 $264 - - Worldwide 202 6 E 2022 A 2021A 2020A 2019A 2018A 2017A Breyanzi ($MM) (BMS/Juno) $151 $ 84 - - - - - - - - USA $1,515 $ 182 $ 87 - - - - - - - - Worldwide

Highlights of EB103 Program

ESTRELLA

- ARTEMIS® T-cell engineering technology may offer advantages over existing CAR-T technologies, including a potentially improved safety profile and reduced side effects.
- IND clearance in Q1 2023, Phase I trials expected to commence in 1H 2024.

Antibody-based target recognition

- The ability to achieve **high specificity and binding affinity** to intended cancer target when compared to TCRs.

AbTCR includes portions of a human TCR

- The AbTCR associates with the endogenous CD3 complex enabling the AbTCR to use the same activation and regulatory signaling pathways employed by **natural TCRs**.
- This feature may lead to **improved safety** in patients.

Co-stimulation provided as a separate molecule

- The AbTCR construct does not include an intracellular signaling domain covalently-linked to a co-stimulatory domain, and thus has the potential to eliminate T-cell hyperactivation and consequently, **lower the risk of CRS and ICANS** commonly observed with CAR-T therapy.

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EB104 (CD19/22 Dual - Targeting ARTEMIS ® T - Cell Therapy) 18

EB104

ESTRELLA

CD19/CD22-Redirected EB104 T Cell



CD19/CD22-
Redirected
EB104 T Cell
AbTCR
Co-stim
CD22
CD19
Cancer Cell

EB104 Engineered to express ARTEMIS® cell receptors (i.e., the AbTCR and co-stimulatory molecule) on cell surfaces. **AbTCR in EB104** recognize and binds to **both CD19 and CD22 antigen**.

Once infused, EB104 T-cells(cell receptors) recognize and bind the CD19-and CD22-positive cancer cells.

Cell receptors, AbTCR/CD3 complex-mediated signal transduction within the EB104 T-cell is initiated, leading to the activation of the EB104 T-cell.

The second "enhancement" signal is generated when the co-stimulatory molecule expressed on the EB104 T-cells binds to its target, CD19.

EB104 T-cells seek out CD19- and CD22-positive cancer cells, bind to and destroy them.

EB104 Preclinical Data



Tumor inoculation,
0.5M NALM-6
Re-challenge,
0.5M NALM-6 +1% NALM-6-CD19ko
T cell dosing (5M)
Study termination
Tumor Growth Curve
Total Flux (p/s)
Days Post T-cell Dosing
Mock T
ET019003
CD19/CD22 ARTp
Rechallenge
Survival Curve
Percent survival
Days Post T-cell Dosing

- Results showed that EB104 T-cells have the potential to eradicate Nalm-6 Primary Tumors and Nalm-6-CD19ko re-challenge tumors in the xenograft model, suggesting that EB104 T-cells have the potential to control the growth of tumor cells that do not express CD19.
  - A Nalm- 6-CD19ko cell line constructed, with the "knockout" of CD19 gene expression to tested the activity of EB104 in mice using NSGTM xenograft models.
  - Inoculated NSGTM mice, that were CD19 positive four days before receiving (i) mock control T-cells, (ii) EB103 T-cells, and (iii) EB104 T-cells. The Primary Nalm-6 Tumors in EB103 and EB104 groups resulted in remission.
  - Then inoculated the NSGTM mice with 1% Nalm-6-CD19ko to mimic diminished CD19 surface expression, creating "re-challenge" tumors.
    - EB103 T-cells not able to control the re-challenge tumors in the EB103 T-cell group, the re-challenge tumors in the EB104 T-cell group resulted in remission.

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20 CF33 - CE19t and EB103 (Collaboration with Imugene)

CF33-CE19t and EB103

The Mark-and-Kill Approach


Solid Tumor Cell
CD19
2nd Target
CD19-Redirected
ARTEMIS T Cell

To address the lack of solid tumor-specific targets currently available, we use *CF33-CD19t*, an *oncolytic virus*, to force solid tumor cells to express the CD19 protein on the cell surface.

The **CD19-Redirected ARTEMIS® T Cells** can then pursue and kill the **CD19-labeled solid tumors**, offering a potential treatment solution to cancers where there are no inherently abundant solid tumor-specific targets available.

Highlights

- 2nd generation CD19 T-cell Immunotherapy with a "Mark and Kill" strategy
- In a partnership with Imugene, we are investigating the use of EB103 in conjunction with Imugene's product candidate, CF33-CD19t, to treat ***solid tumors*** in a "**Mark and Kill"** strategy

Partnership with Imugene (AUX: IMU)

- Founded: 2012
- Headquarter: Melbourne, Australia
- Market Cap: AUD 734 million (1)
- Management:
  - Paul Hopper (Executive Chairman; Serial bioentrepreneur)
  - Leslie Chong (CEO; Former clinical program lead at Genentech)

(1) As of April 4th, 2024.

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Solid Tumor Market Potentials

Treating Solid Tumor with Estrella's CD-19 T-cell Therapies: "Mark and Kill Strategy"

- CF33 Oncolytic Virus ("Mark" the Tumor-Imugene)
- T-Cell Therapy ("Kill" the Tumor - Estrella)



1
2
3
Healthy Cell
Tumor Cell
Vaccinia
CD19 Target
ART T-cell
Dead Cell



Leukemia&Lymphoma 13%
CD19+
Liver 2%
Ovary 1%
Breast 13%
Pancreas 3%
Lung & Bronchus 10%
other solid tumor 58%

Estimated New Cancer Cases in United States, 2022*

~ $20 billion combined market capitalization realized by *Juno* and *Kite* with T-cell therapies treating **CD19+** liquid tumors

Solid tumors represent:

- ***1.6 million*** new cases
- ***90%*** of total diagnoses in US each year
- ***0*** FDA approved CAR-T/TCR (T-Cell Receptor) therapies

*Source: American Cancer Society, *Cancer Facts & Figures 2022*

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20 Going Beyond Cancers: CD19 ARTEMIS® T - Cell Therapy for Autoimmune Diseases

Autoimmune Diseases & SLE Market Overview • Autoimmune diseases represent a significant health concern globally, characterized by the immune system mistakenly attacking the body's own tissues. o Approximately one in ten individuals globally are affected by autoimmune disorders. Over 80 types of autoimmune diseases identified, including systemic lupus erythematosus, rheumatoid arthritis, type 1 diabetes, and multiple sclerosis. o In 2022, the global market size for autoimmune disease therapeutics was valued at $72.05 billion, expected to grow to $94.87 billion by 2030. o North America holds a substantial market share, accounting for over 42.4% of the global revenue in 2021. • Systemic Lupus Erythematosus (SLE), commonly known as lupus, is a chronic autoimmune disease with symptoms ranging from mild to life - threatening due to systemic inflammation. o The prevalence of SLE in the United States is approximately 72.8 per 100,000 person - years. o Factors driving this growth include the increasing prevalence of SLE, advancements in medical treatments, and the introduction of new biological therapies. o By 2025, the global market size for SLE treatments is expected to reach $3.8 billion. Autoimmune Disease Therapeutics Market Size & Share Research [2023 - 2030], SNS Insider. Lupus Market Research Report by Type, Treatment, End User, and Region - Forecast till 2032 , MRFR, March 2024

CD19 Targeting ARTEMIS® T-Cell Therapy for SLE

Targeted B-cell Depletion

- CD19 CAR-T cells are engineered to recognize and bind to CD19, a protein expressed on the surface of B cells.
- By targeting CD19, ARTEMIS® T cells can specifically eliminate B cells, which are responsible for the production of autoantibodies in autoimmune diseases like SLE.

Autoimmune Regulation

- Reduction in autoantibody-producing B cells leads to a decrease in the systemic autoimmune response.
- The therapy aims to restore immune system balance by removing cells that mistakenly attack the body's own tissues.

Clinical Application

- Initial clinical trials with anti-CD19 CAR-T cells show promise for refractory SLE, where standard treatments are ineffective.
- Anti-CD19 and anti-B cell maturation antigen (BCMA) CAR-T cells have been used in diseases such as SLE and myasthenia gravis with positive outcomes.

CD19-Redirected EB201 T Cell



CD19-Redirected EB201 T Cell
AbTCR
Co-stim
CD19
CD19
B Cell

Unlike traditional immunosuppressive treatments, EB201 therapy offers the potential for durable remission in certain B-cell mediated autoimmune diseases, such as SLE

25

Competitive Landscape of CD19 Targeting SLE Programs

EB201 Unique Advantages

- EB201 utilizes an anti-CD19 fully-human binder with the potential of lower immunogenicity. The same binder has been used in ARTEMIS® T-cell therapy against r/r B-cell lymphoma IIT in China, with 20 patients' data reported[1].
- Preclinical and early clinical validations suggest CD19-Redirected ARTEMIS® T cells outperforms existing FDA-approved CD19 CAR-T therapies in both safety and efficacy, particularly by potentially decreasing risks of CRS and ICANS.
- EB103 program has received IND clearance for blood cancers and is expected to commence Phase I trials in the first half of 2024. EB201 program intends to treat SLE patients with the same ARTEMIS® T cell being used in EB103.

CD19-Targeted T-cell Therapy Programs in SLE

Program	Company	Current Phase	Platform
BMS-986353	Bristol Myers Squibb	Phase 1	NEX-T
CABA-201	Cabaletta Bio	IND cleared	CAR-T
KYV-101	Kyverna Therapeutics	Phase 1	CAR-T

1 Li, C., Zhou, F., Wang, J., Chang, Q., Du, M., Luo, W., Zhang, Y., Xu, J., Tang, L., Jiang, H., Liu, L., Kou, H., Lu, C., Liao, D., Wu, J., Wei, Q., Ke, S., Deng, J., Liu, C., & Mei, H. (2023). Novel CD19-specific γ/δ TCR-T cells in relapsed or refractory diffuse large B-cell lymphoma. *Journal of Hematology & Oncology*

He, P., Liu, H., Zimdahl, B., Wang, J., Luo, M., Chang, Q., Tian, F., Ni, F., Yu, D., Liu, H., Chen, L., Wang, H., Zhang, M., Grupp, S. A., & Liu, C. (2022). A novel antibody-TCR (AbTCR) T-cell therapy is safe and effective against CD19-positive relapsed/refractory B-cell lymphoma. *Journal of Cancer Research and Clinical Oncology*

The potential applicability of EB103 in autoimmune diseases like SLE demonstrates Estrella's innovative approach to leveraging T-cell therapy across a broader spectrum of diseases.

26

Summary 27

Estrella Expects to Achieve High Return Through the Potentially Decreased Risk of its Product Candidates

High Return

- CD19 T cell product average price of $400K per treatment is expected to be covered by insurance
- Juno and Kite acquisition of $9 billion and $11.7 billion respectively, provide the reference for potential company value for blood cancer market
- Potential success to treat autoimmune disease would expand sales and potentially drive Estrella Immunopharma valuation beyond those of Juno and Kite
- Potential for expansion into autoimmune disease market with the same CD19-targeted T-cell therapy

Decreased Risk

- Proven safety of targeting CD19; four CD19 CAR-T therapies have been approved by FDA to date
- Target large blood cancer market: $2 billion in sales for CD19+ in lymphoma alone as of 2021
- ARTEMIS® technology has undergone independent 3rd party head-to-head comparison studies, suggesting superior safety profile, anti-tumor activity and durability compared to FDA-approved products, Kymriah and Yescarta
- CD19-targeted T-cell therapy has been validated in patients in multiple clinical studies

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Developing CD19 - Redirected ARTEMIS ® T - Cell Therapy for Cancers and Autoimmune Diseases